UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
_________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): March 10, 2008

MFA MORTGAGE INVESTMENTS, INC.
(Exact Name of Registrant as Specified in Charter)

Maryland	1-13991	13-3974868
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

350 Park Avenue, 21stFloor, New York, New York 10022
(Address of Principal Executive Office) (Zip Code)

Registrant’s Telephone Number, Including Area Code:  (212) 207-6400

                                Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.01.     COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

MFA Mortgage Investments, Inc. (“MFA”) has conducted sales of agency and AAA rated non-agency mortgage-backed securities from its portfolio. At March 10, 2008, MFA had completed sales of more than 47 mortgage-backed securities for which it received aggregate proceeds of approximately $1.0 billion. MFA is unable to identify the purchasers of the securities because the securities were sold through securities dealers.

ITEM 2.02.             RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

MFA issued a press release, dated March 10, 2008, announcing a reduction in leverage through asset sales, which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

The information referenced in Items 2.02 and 7.01 of this Current Report on Form 8-K (including Exhibit 99.1 referenced in Items 7.01 and 9.01 below) is being “furnished” under “Item 2.02. Results of Operations and Financial Condition” and “Item 7.01. Regulation FD Disclosure” and, as such, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section.  The information set forth in this Current Report on Form 8-K (including Exhibit 99.1 referenced in Items 7.01 and 9.01 below) shall not be incorporated by reference into any registration statement or other document filed by MFA pursuant to the Securities Act of 1933, as amended (the “Securities Act”), except as shall be expressly set forth by specific reference in such filing.

As discussed therein, the press release contains forward-looking statements within the meaning of the Securities Act and the Exchange Act and, as such, may involve known and unknown risks, uncertainties and assumptions.  These forward-looking statements relate to MFA’s current expectations and are subject to the limitations and qualifications set forth in the press release as well as in MFA’s other documents filed with the U.S. Securities and Exchange Commission, including, without limitation, that actual events and/or results may differ materially from those projected in such forward-looking statements.

ITEM 7.01.             REGULATION FD DISCLOSURE.

As discussed in Item 2.02 above, MFA issued a press release, dated March 10, 2008, announcing a reduction in leverage through asset sales, the text of which is incorporated herein by reference.

ITEM 9.01.             FINANCIAL STATEMENTS AND EXHIBITS.

(c)	Exhibits.

99.1	Press Release, dated March 10, 2008, announcing a reduction in leverage through asset sales.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MFA MORTGAGE INVESTMENTS, INC.

	By:	/s/ Timothy W. Korth
Timothy W. Korth
General Counsel and Senior Vice President – Business Development

Date: March 10, 2008